UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2016

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2016, and effective as of that date, the Board of Directors (the “Board”) of Office Depot, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to (i) reduce the number of directors that constitute the Board to ten (10) directors and (ii) provide that the committee comprised solely of directors that were directors of the Company before its merger with OfficeMax Incorporated (“OfficeMax”) has the right to increase the number of directors constituting the Board to eleven (11) directors at any time during the four-year transition period following the Company’s merger with OfficeMax.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 3.01	Amended and Restated Bylaws of Office Depot, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2016

OFFICE DEPOT, INC.

By:	/s/ Elisa D. Garcia C.
	Name:	Elisa D. Garcia C.
	Title:	Executive Vice President,
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit 3.01	Amended and Restated Bylaws of Office Depot, Inc.